UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2021

ZW Data Action Technologies Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-34647	20-4672080
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1106, Xinghuo Keji Plaza, No. 2 Fengfu Road, Fengtai District, Beijing, PRC 100070
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:

+86-10-60846616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CNET	Nasdaq Capital Market

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As discussed below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) held on July 8, 2021, the stockholders of ZW Data Action Technologies, Inc. (the “Company”) approved an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of the Company’s common stock, par value $0.001 per share, from 50,000,000 shares to 100,000,000 shares. The amendment to the Articles of Incorporation will become effective upon filing with, and acceptance for record by, the Secretary of State of Nevada. A copy of the Amendment to our Articles of Incorporation to be filed effecting the increase in authorized common stock of the Company is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of stockholders on July 8, 2021. The voting results are as follows:

1. Election of Directors.

All of the following five nominees were elected to the Company’s Board of Directors to serve until the next annual meeting and their successors have been elected and qualified, in accordance with the voting results listed below.

	For	Against	Abstain	Broker Non-Votes
Handong Cheng	12,132,489	0	84,927	7,393,614
George Kai Chu	12,135,414	0	82,002	7,393,614
Zhiqing Chen	12,138,554	0	78,862	7,393,614
Chang Qiu	12,139,054	0	78,362	7,393,614
Pau Chung Ho	12,141,317	0	76,099	7,393,614

2. Ratification of the Company’s Independent Accountants.

The Company’s stockholders ratified the appointment of Centurion ZD CPA & Co. as the Company’s independent accountants for fiscal 2021, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
19,506,408	73,707	30,915	-

3. Advisory vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
12,018,191	137,445	61,780	-

4. Advisory Vote on Frequency of Advisory Vote on Executive Compensation.

1 Year	2 Years	3 Year	Abstain	Broker Non-Votes
184,503	11,903,362	48,596	80,955	-

5. Amendment to Articles of Incorporation to increase authorized shares of Common Stock.

For	Against	Abstain	Broker Non-Votes
18,691,814	913,104	6,112	-

(d) Frequency of Future Advisory Vote on Executive Compensation.

On July 8, 2021, after considering the voting results with respect to Proposal 4 discussed above, the Board of Directors decided that future advisory vote on executive compensation will be held every two years until such time that the frequency vote is next presented to stockholders or until the Board of Directors determines otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
3.1	Amendment to the Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2021	ZW Data Action Technologies, Inc.

By: /s/ Cheng Handong
Name: Cheng Handong
Title: Chief Executive Officer